SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2008

Omega United, Inc.

(Exact name of registrant as specified in Charter)

Nevada	000-52137	27-0005846
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

7805 NW 15th Street

Miami, FL 33126

(Address of Principal Executive Offices)

(305) 599-1812

(Issuer Telephone Number)

733 West Montgomery

Spokane, WA 99205

(509) 993-3211

(Former Address and Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

                Pro Forma Financial Information in connection with the Registrants April 17, 2008 Current Report on Form 8K is attached hereto.

PRO FORMA FINANCIAL INFORMATION

Basis of Presentation

The unaudited pro forma consolidated balance sheet as of December 31, 2007 of SkyPostal, Inc. (the “Company”) is based on the Company’s audited financial statements as of December 31, 2007 and on Omega United, Inc.’s (“Omega”) audited financial statements as of December 31, 2007.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and the notes thereto of the Company for the year ended December 31, 2007.

The unaudited pro forma consolidated balance sheet gives effect to the equity exchange transaction between their respective companies as if it had occurred at the start of the fiscal periods beginning January 1, 2007.  These unaudited pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on that date.

Pro forma condensed income statements incorporating Omega’s income statements for the prior fiscal year and most recent interim period have not been provided as they would not be meaningful because the operations of Omega, the legal acquirer, were discontinued as of the effective date.

Acquisition of Omega United, Inc.

On April 15, 2008, SkyPostal and Omega effected an equity exchange between their respective companies.

	Statements of Operations for the Year Ended December 31, 2007
	SkyPostal, Inc.	Omega United, Inc.	Adjustments	Pro-forma Consolidated

NET REVENUES	$8,696,145	$—	$—	$8,696,145

OPERATING EXPENSES
Cost of Delivery	6,976,947	—	—	6,976,947
General and administrative	3,526,385	13,261	—	3,539,646
Factoring fees	296,104	—	—	296,104

TOTAL OPERATING EXPENSES	10,799,436	13,261	—	10,812,697

OPERATING LOSS	(2,103,291)	(13,261)	—	(2,116,552)

OTHER EXPENSES (INCOME)
Interest	564,130	—	—	564,130
Initial public offering expenses	—	—	—	—
Reverse merger expenses	128,530	—	—	128,530
Excess of value of put options over the estimated fair value of shares	1,600,000	—	—	1,600,000
Other	222,772	—	—	222,772

TOTAL OPERATING EXPENSES	2,515,432	—	—	2,515,432

NET LOSS	$(4,618,723)	$(13,261)	$—	$(4,631,984)

	Balace Sheets as of December 31, 2007
	SkyPostal, Inc.	Omega United, Inc.	Adjustments	Pro-forma Consolidated
ASSETS

CURRENT ASSETS
Cash	$851	$9,061	$—	$9,912
Accounts receivable, net (NOTE 4)	635,277	—	—	635,277
Prepaid expenses and other	107,834	—	—	107,834

TOTAL CURRENT ASSETS	743,962	9,061	—	753,023

DUE FROM STOCKHOLDER	40,687	—	—	40,687
PROPERTY AND EQUIPMENT, net	138,018	752	—	138,770
INTANGIBLES AND OTHER ASSETS	232,873	—	—	232,873

TOTAL ASSETS	$1,155,540	$9,813	$—	$1,165,353

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$3,680,500	$—	$—	$3,680,500
Current portion of due to stockholders	135,975	—	—	135,975
Current portion of notes payable	4,022,729	—	—	4,022,729
Customer deposits	12,831	—	—	12,831

TOTAL CURRENT LIABILITIES	7,852,035	—	—	7,852,035

DUE TO STOCKHOLDERS, less current portion	329,542	—	—	329,542

NOTES PAYABLE, less current portion	97,054	—	—	97,054

EXCESS OF VALUE OF PUT OPTIONS OVER THE ESTIMATED FAIR VALUE OF SHARES	1,600,000	—	—	1,600,000

TOTAL LIABILITIES	9,878,631	—	—	9,878,631

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ DEFICIT
Common stock	1,613	6,881	—	8,494
Additional paid-in capital	5,150,641	47,025	—	5,197,666
Accumulated deficit	(13,875,345)	(44,093)	—	(13,919,438)

TOTAL STOCKHOLDERS’ DEFICIT	(8,723,091)	9,813	—	(8,713,278)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$1,155,540	$9,813	$—	$1,165,353

.

	Statements of Changes in Stockholders’ Equity for the Year Ended December 31, 2007
	SkyPostal, Inc.				Omega United, Inc.				Adjustments				Pro-forma Consolidated
		Additional				Additional				Additional				Additional
	Common	Paid-In	Accumulated		Common	Paid-In	Accumulated		Common	Paid-In	Accumulated		Common	Paid-In	Accumulated
	Stock	Capital	Deficit	Total	Stock	Capital	Deficit	Total	Stock	Capital	Deficit	Total	Stock	Capital	Deficit	Total

BALANCES AT JANUARY 1, 2006	$1,000	$89,153	$(6,667,749)	$(6,577,596)	$5,321	$10,084	$(12,900)	$2,505	$—	$—	$—	$—	$6,321	$99,237	$(6,680,649)	$(6,575,091)

Issuance of shares	—	—	—	—	1,560	36,941	—	38,501	—	—	—	—	1,560	36,941	—	38,501

Net loss	—	—	(2,588,873)	(2,588,873)	—	—	(17,932)	(17,932)	—	—	—	—	—	—	(2,606,805)	(2,606,805)

Conversion of debt to common stock	315	3,196,685	—	3,197,000	—	—	—	—	—	—	—	—	315	3,196,685	—	3,197,000

BALANCES AT DECEMBER 31, 2006	1,315	3,285,838	(9,256,622)	(5,969,469)	6,881	47,025	(30,832)	23,074	—	—	—	—	8,196	3,332,863	(9,287,454)	(5,946,395)

Net loss	—	—	(4,618,723)	(4,618,723)	—	—	(13,261)	(13,261)	—	—	—	—	—	—	(4,631,984)	(4,631,984)

Stock compensation (NOTES 11 and 13)	37	502,929	—	502,966	—	—	—	—	—	—	—	—	37	502,929	—	502,966

Stock issued for license agreement	42	142,758	—	142,800	—	—	—	—	—	—	—	—	42	142,758	—	142,800

Conversion of debt to common stock	219	1,219,116	—	1,219,335	—	—	—	—	—	—	—	—	219	1,219,116	—	1,219,335

BALANCES AT DECEMBER 31, 2007	$1,613	$5,150,641	$(13,875,345)	$(8,723,091)	$6,881	$47,025	$(44,093)	$9,813	$—	$—	$—	$—	$8,494	$5,197,666	$(13,919,438)	$(8,713,278)

	Statements of Cash Flows for the Year Ended December 31, 2007
	SkyPostal, Inc.	Omega United, Inc.	Adjustments	Pro-forma Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,618,723)	$(13,261)	$—	$(4,631,984)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	69,769	557	—	70,326
Provision for (reversal of) allowance for doubtful accounts	89,293	—	—	89,293
Put options payable	—	—	—	—
Stock compensation	502,966	—	—	502,966
Changes in assets and liabilities:				—
Net (increase) decrease in accounts receivable	(346,759)	—	—	(346,759)
Increase in prepaid expenses and other current assets	(32,832)	—	—	(32,832)
Increase in intangibles and other assets	(90,073)	—	—	(90,073)
Decrease in due from stockholder	6,281	—	—	6,281
Increase in accounts payable and accrued liabilities	1,022,847	—	—	1,022,847
Decrease in customer deposits	(287,275)	—	—	(287,275)
Increase in excess of value of put options over the estimated fair value of shares	1,600,000	—	—	1,600,000

NET CASH USED IN OPERATING ACTIVITIES	(2,084,506)	(12,704)	—	(2,097,210)

CASH FLOWS FROM INVESTING ACTIVITIES:
Property and equipment expenditures	(13,912)	—	—	(13,912)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment for shares subject to mandatory redemption	—	—	—	—
Increase in notes payable, net	2,060,674	—	—	2,060,674
Increase in due to stockholders	37,858	—	—	37,858

NET CASH PROVIDED BY FINANCING ACTIVITIES	2,098,532	—	—	2,098,532

NET INCREASE IN CASH	114	(12,704)	—	(12,590)

CASH, BEGINNING OF YEAR	737	21,765	—	22,502

CASH, END OF YEAR	$851	$9,061	$—	$9,912

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the period for:
Interest	$379,516	$—	$—	$379,516

SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS:

Conversion of notes payable to common stock	$1,064,445	$—	$—	$1,064,445
Conversion of due to stockholders to common stock	$100,000	$—	$—	$100,000
Conversion of trade accounts payable to common stock	$54,890	$—	$—	$54,890
Stock compensation	$502,966	$—	$—	$502,966
Common stock issued for license agreement	$142,800	$—	$—	$142,800

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega United, Inc.

(Registrant)

By:	/s/ Albert P. Hernandez
Albert P. Hernandez
Chief Executive Officer

Date: April 19, 2008